UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    November 28, 2014

PARK ELECTROCHEMICAL CORP.
(Exact Name of Registrant as Specified in Charter)

New York	1-4415	11-1734643
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

48 South Service Road, Melville,	New York	11747
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code (631) 465-3600

Not Applicable
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(f).	Determination of Cash Bonus Award for Fiscal Year 2014.

On November 28, 2014, the Compensation Committee of the Board of Directors of Park Electrochemical Corp. (the "Company") approved a cash bonus for the Company's executive officer identified below for the fiscal year ended March 2, 2014. Other compensation for fiscal year 2014 was previously reported by the Company in the Summary Compensation Table beginning on page 13 of the definitive proxy statement, dated June 20, 2014, for its 2014 Annual Meeting of Shareholders (filed with the Securities and Exchange Commission on June 20, 2014) (the "Proxy Statement"). As of the filing of the Proxy Statement, a cash bonus for the Company’s executive officer identified below had not been determined and, therefore, was omitted from the Summary Compensation Table included in the Proxy Statement. Pursuant to Item 5.02(f) of Form 8-K, the cash bonus award for the named executive officer for fiscal year 2014 is set forth below.

	Fiscal Year 2014
Name and Principal Position	Salary	Bonus	Option Awards	Total

Brian E. Shore Chairman of the Board, President and Chief Executive Officer	$357,760	$40,000	$323,400	$721,160

As the Company has previously reported, the Company’s Chief Executive Officer has declined to accept the Compensation Committee’s offer of a bonus and a salary increase each year since the Company’s 2001 fiscal year, except for bonuses for the 2008 through 2013 fiscal years, which he donated in their entirety to charity. The Company’s Chief Executive Officer has stated that he intends to donate the 2014 fiscal year bonus to charity.

In addition, the Company’s Chief Executive Officer recently voluntarily reduced his salary by 20% for an indefinite period as a gesture of solidarity with the employees of the Company’s Nelco Products, Inc. and Neltec, Inc. business units in Fullerton, California and Tempe, Arizona who are working reduced hours or four-day work weeks in response to the weak market in North America for the Company’s high-end electronic materials products. Likewise, the business unit leader of the Nelco Products and Neltec business units has voluntarily reduced her salary by 20% and four other corporate officers of the Company and fourteen appointed vice presidents of the Company have voluntarily reduced their salaries by 10%.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK ELECTROCHEMICAL CORP.

Date: December 3, 2014	By:	/s/ Stephen E. Gilhuley
	Name:	Stephen E. Gilhuley
	Title:	Executive Vice President-Administration and Secretary